UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2020

CAMBRIDGE BANCORP

(Exact name of Registrant as Specified in Its Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	001-38184 (Commission File Number)	04-2777442 (IRS Employer Identification No.)

1336 Massachusetts Avenue Cambridge, MA 02138
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 876-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	CATC	NASDAQ
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the previously disclosed retirement of Mark D. Thompson from Cambridge Bancorp (the “Company”) and its wholly-owned subsidiary, Cambridge Trust Company, on December 21, 2020, the Company and Mr. Thompson entered into a Consulting Agreement (the “Consulting Agreement”).

As requested by the Company’s Chief Executive Officer, and pursuant to the terms of the Consulting Agreement Mr. Thompson will provide consulting and advisory services to the Company from his retirement through December 31, 2021 consisting of (i) service as chairman of the Company’s advisory board, (ii) an orderly transition of Mr. Thompson’s duties, including the transition of customer, vendor and representative relationships, (iii) service as a brand ambassador and advocate for the Company, (iv) advisory services to the Company’s chief executive officer and (v) when applicable, providing client referrals to the Company. As consideration for the service provided pursuant to the Consulting Agreement, Mr. Thompson will receive (1) a cash payment of $465,000 payable over the term of the Consulting Agreement, inclusive of payment for a release of claims Mr. Thompson may have against the Company to be executed at the conclusion of the term of the Consulting Agreement; and (2) continued vesting credit for his time based equity awards until January 31, 2021.

The foregoing is not a complete description of the Consulting Agreement and is qualified in its entirety by reference to the full text of the Consulting Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1*	Consulting Agreement, dated as of December 21, 2020, by and among Cambridge Bancorp and Mark Thompson
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMBRIDGE BANCORP
December 23, 2020
	By	/s/ Michael F. Carotenuto
Michael F. Carotenuto
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)